UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 31, 2005

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10765	23-2077891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2005, the Board of Directors (the “Board”) of Universal Health Services, Inc. (the “Company”) adopted the Universal Health Services, Inc. 2005 Stock Incentive Plan (the “Stock Incentive Plan”), subject to the approval of the Company’s stockholders. The Stock Incentive Plan will replace the Company’s Amended and Restated 1992 Stock Option Plan, which expires on July 15, 2005. The Stock Incentive Plan is intended to provide a flexible vehicle through which the Company may offer equity-based compensation incentives to key personnel of the Company and its affiliates in order to attract, motivate, reward and retain such personnel and to further align the interests of such personnel with those of the stockholders of the Company.

Awards under the Stock Incentive Plan may be in the form of options to purchase shares of the Company’s Class B Common Stock, $.01 par value (the “Common Stock”), including options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and stock appreciation rights (“SARs”). Awards may be granted to present or future employees of the Company or an affiliate of the Company and to directors of, or consultants to, the Company or an affiliate who are not employees.

Subject to adjustment to reflect stock splits, stock dividends and other changes in capitalization, an aggregate of four million shares of Common Stock may be issued under the Stock Incentive Plan. For these purposes, shares subject to an award that is forfeited, canceled, terminated or settled in cash and shares withheld or tendered by the recipient of an award as payment of the exercise price under an award or the tax withholding obligations associated with an award will remain available for issuance pursuant to the Stock Incentive Plan.

Subject to adjustment to reflect stock splits, stock dividends and other changes in capitalization, the maximum number of shares of Common Stock with respect to which options or SARs may be granted hereunder during a calendar year of the Company to any employee is one million shares.

The Stock Incentive Plan will be administered by the Compensation Committee of the Board (the “Committee”), or such other committee of directors designated by the Board. Notwithstanding the foregoing, the Board has sole responsibility and authority for matters relating to the grant and administration of awards to non-employee directors of the Company.

Stock options shall have such vesting and other terms and conditions as the Committee, acting in its discretion, may determine. The exercise price per share of Common Stock covered by an option may not be less than 100% of the fair market value of the underlying Common Stock on the date of grant. Without the approval of the Company’s stockholders, the Committee shall not amend or replace previously granted options in a transaction that constitutes a repricing.

Unless sooner terminated, an option shall automatically expire on the tenth anniversary of the date it is granted. The Committee, acting in its sole discretion, may permit the exercise price to be paid in whole or in part in cash or by check, by means of a cashless exercise procedure, in the form of unrestricted shares of Common Stock or, subject to applicable law, by any other form of consideration deemed appropriate.

SARs shall have such vesting and other terms and conditions as the Committee, acting in its discretion, may determine. The base price per share of Common Stock covered by a SAR may not be less than the fair market value of the underlying Common Stock on the date of grant.

Unless sooner terminated in accordance with its terms, a SAR shall automatically expire on the tenth anniversary of the date it is granted. Upon the exercise of a SAR (or designated settlement date, if applicable), the holder shall be entitled to receive an amount in shares of Common Stock equal to the product of (i) the number of shares of Common Stock with respect to which the SAR is being exercised (or settled) and (ii) the difference between the fair market value of a share of Common Stock on the date the SAR is exercised (or settled) and the base price per share of the SAR.

Unless otherwise determined by the Committee in its sole discretion, if an award recipient ceases to be employed by or to perform other services for the Company and its affiliates for any reason other than death or disability, then each outstanding option or SAR held by the recipient will terminate on the date of termination of employment or other service. Unless otherwise determined by the Committee in its sole discretion, if an award recipient’s employment or service is terminated by reason of death or disability, then each outstanding option or SAR will terminate on the date one year after the date of such termination of employment or other service or, if earlier, the date specified in the award agreement.

The Stock Incentive Plan shall become effective on the date it is approved by the Company’s stockholders. Unless sooner terminated by the Board, the Stock Incentive Plan will terminate on the tenth anniversary of such date. The Board may amend or terminate the Stock Incentive Plan at any time, subject to stockholder approval of any such amendment if so required under applicable law or exchange or market requirements.

A copy of the Stock Incentive Plan is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

On March 31, 2005, the Board adopted the Universal Health Services, Inc. 2005 Executive Incentive Plan (the “Executive Incentive Plan”), subject to the approval of the Company’s stockholders. The Executive Incentive Plan replaces the Company’s 2002 Executive Incentive Plan.

The Executive Incentive Plan is intended to attract, retain and motivate highly qualified senior management and other executive officers of the Company and its affiliates through the payment of performance-based incentive compensation. The Executive Incentive Plan will be administered by the Committee, or such other committee of directors designated by the Board.

Annual incentive compensation may be awarded under the Executive Incentive Plan to members of senior management and other executive officers of the Company and its affiliates, as selected by the Committee for any calendar year.

The amount of a participant’s incentive award for a calendar year will be based upon the participant’s target bonus amount and the extent to which the performance goal(s) applicable to the participant are achieved. For each calendar year, a participant’s target bonus amount will be equal to a fixed percentage of the participant’s annual base salary.

For each calendar year, the Committee will establish performance goals for each participant, using such business criteria and other measures of performance as it may deem appropriate; provided that, in the case of incentive awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will establish objective performance goals based upon one or more of the following business criteria:

(i)	attainment of certain target levels of, or a specified increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing;

(ii)	attainment of certain target levels of, or a specified increase in, after-tax or pre-tax profits;

(iii)	attainment of certain target levels of, or a specified increase in, operational cash flow;

(iv)	attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee;

(v)	attainment of certain target levels of, or a specified increase in, earnings per share or earnings per share from continuing operations;

(vi)	attainment of certain target levels of, or a specified increase in, return on capital or return on invested capital;

(vii)	attainment of certain target levels of, or a specified increase in, after-tax return on stockholders’ equity;

(viii)	attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; and/or

(ix)	attainment of certain target levels in the fair market value of the shares of the Common Stock or growth in the value of an investment in the Common Stock assuming the reinvestment of dividends.

As to any participant or class of participants, the performance goals may be based upon one or more of such permissible criteria and may be based upon the performance of the Company, on a consolidated basis, the individual participant or class of participants, a regional, local or divisional unit of the Company, one or more subsidiaries or other affiliates of the Company or a combination thereof, either on an absolute basis or relative to an index or peer-group.

For each calendar year, the Committee will establish a performance factor or a range of performance factors for each participant, based on varying levels of attainment of the performance goals for the year. The performance factor(s) will be used to determine the portion, if any, of the participant’s target bonus amount that is earned for the year. The performance factors may be expressed in a performance matrix established by the Committee. If the target level performance goals for a year are achieved (but not exceeded), the participant will be entitled to in incentive bonus for the year equal to 100% of the participant’s target bonus amount. The Committee may establish higher or lower percentage factors for levels of performance that are more or less than the target levels. If the minimum level of performance for a year is not achieved, then the participant’s performance factor will be zero and no incentive compensation will be payable to participant for the year.

In the case of an award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, except as otherwise permitted under Section 162(m) of the Code, the applicable target bonus amount, performance goals and performance factors with respect to any calendar year will be established in writing by the Committee no later than 90 days after the commencement of that year. Promptly after the date on which the necessary financial or other information for a particular year becomes available, the Committee will determine the amount, if any, of the incentive compensation payable to each participant for that calendar year and will certify in writing prior to payment that the performance goals for the year were in fact satisfied.

A participant’s incentive award for a calendar year will be paid to the participant at such time as the Committee determines, but in no event later than 2 1/2 months (or such other time period permitted by applicable law) following the end of the applicable calendar year. The Committee may, however, establish a separate arrangement pursuant to which payment of all or a portion of a participant’s incentive award for a calendar year will or must be deferred.

The maximum incentive award which any participant may earn under the Executive Incentive Plan for any calendar year shall not exceed $5 million.

Unless the Committee determines otherwise, no incentive award will be payable to a participant with respect to a calendar year if the participant’s employment with the Company and its affiliates terminates at any time prior to the payment thereof.

The Executive Incentive Plan is effective as of January 1, 2005, subject to the approval of the Company’s stockholders. No amounts may be paid under the Executive Incentive Plan unless and until such stockholder approval is obtained. The Board may amend or terminate the Executive Incentive Plan at any time. Unless sooner terminated by the Board, the Executive Incentive Plan will continue through the date of the first meeting of stockholders of the Company (or any adjournment thereof) in 2010.

A copy of the Executive Incentive Plan is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

On March 31, 2005, the Committee approved specific bonus formulae for the determination of annual incentive compensation for the Company’s executive officers pursuant to the Executive Incentive Plan in respect of the year ending December 31, 2005. Under the formulae approved by the Committee, each of the Company’s executive officers was assigned a percentage of such executive officer’s 2005 base salary as a target bonus. The following table shows each executive officer’s target bonus as a percentage of his or her base salary for 2005:

Name	Title	Target Award
Alan B. Miller	President & Chairman of the Board	75%

Steve Filton	Senior Vice President & Chief
	Financial Officer	50%

O. Edwin French	Senior Vice President Acute
	Hospital Operations	50%

Debra K. Osteen	Vice President Behavioral
	Health Operations	40%

Richard C. Wright	Vice President Development	40%

Pursuant to the Executive Incentive Plan and the formulae approved by the Committee, each executive officer will be entitled to receive between 0% and 250% of that executive officer’s target bonus based, either entirely or in part, on the Company’s achievement of a combination of: (i) a specified range of target levels of earnings per share from continuing operations and (ii) a specified range of target levels of return on capital (net income divided by quarterly average net capital) for the year ending December 31, 2005. In addition, with respect to Messrs. French and Wright and Ms. Osteen, 25% of their annual incentive bonus for 2005 will be determined using the corporate performance criteria described above and the remaining 75% will be determined using divisional performance criteria based on achievement of specified pre-tax income targets or, with respect to Mr. Wright, based on the achievement of specified operating income targets of designated acquired facilities.

In addition, each of Marc D. Miller, Regional Vice President and the son of Alan B. Miller, the Company’s Chief Executive Officer and Chairman of the Board, and Michael Marquez, Regional Vice President, was assigned a target incentive bonus under the Executive Incentive Plan of 30% of his base salary for 2005. 25% of each of Mr. Miller’s and Mr. Marquez’ incentive bonus will be determined using acute care hospitals’ divisional performance criteria based on the achievement of specified pre-tax income targets and the remaining 75% percent will be determined using regional acute care hospitals’ performance criteria based on achievement of specified pre-tax income targets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH SERVICES, INC.

Date: March 31, 2005	By:	/s/ Alan B. Miller
	Name:	Alan B. Miller
	Title:	President and Chief Executive Officer

	By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Senior Vice President and Chief Financial Officer